Exhibit 10.16

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (the “Agreement”) is made effective as of September 24, 2014 by and between IIM GLOBAL CORPORATION, a Delaware corporation (the “Company”) and PENN INVESTMENTS, INC., a Florida corporation (the “Lender”).

RECITALS

WHEREAS, the Company has borrowed an aggregate of $1,110,000 from the Lender on the dates and under the promissory notes set forth on Schedule A attached hereto (each, a “Note” and collectively, the “Notes”) which evidences indebtedness of the Company owed to the Lender.

WHEREAS, Mr. Douglas Solomon, the Company’s Chief Executive Officer and member of its Board of Directors, is the control person of the Lender.

WHEREAS, the parties have agreed to convert all principal and accrued but unpaid interest due under the Notes into shares of the Company’s common stock, par value $0.0001 per share (the “Company Common Stock”) pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Lender hereby agree as follows:

1.           Conversion of the Notes. The Lender hereby converts all principal and accrued interest due under the Notes as set forth on Schedule A hereto into an aggregate of 2,915,000 Company Common Shares, based upon a conversion price per share of $0.40, in full and complete satisfaction of the Notes. The parties intend that the issuance of the Company Common Shares upon the conversion of the Notes pursuant to the terms of this Agreement is an exempt issuance under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on an exemptions provided by Sections 3(a)(9) and 4(a)(2) of such act. The Company shall cause the certificate representing the Company Common Shares to be issued to the Lender as soon as practicable following the execution of this Agreement by all parties thereto. Upon such delivery, the Lender shall deliver the original Notes to the Company, which such Notes shall be marked as “CANCELLED.”

2.           Representations and Warranties of the Company. The Company hereby represents and warrants to the Lender that as of the date of this Agreement:

2.1           All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the Company Common Shares, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Company Common Shares has been taken, and this Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

2.2           The Company Common Shares that are being issued to the Lender pursuant to this Agreement are duly and validly authorized and, when issued, sold and delivered in accordance with the terms hereof for the consideration duly expressed herein, will be duly and validly issued, fully paid and nonassessable.

3.           Representations and Warranties of Lender. The Lender hereby represents and warrants to the Company that:

3.1           The Lender is acquiring the Company Common Shares for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of distributing such Company Common Shares or selling, transferring or otherwise disposing of such Company Common Shares in a public distribution, in any of such instances, in violation of the federal securities laws of the United States of America.

3.1           The Lender understands that (a) the Company Common Shares are "restricted securities," as defined in Rule 144 promulgated under the Securities Act; (b) such Company Common Shares have not been registered under the Securities Act, and are being or will be issued in reliance on exemptions contained in Sections 3(a)(9) and 4(a)(2) of the Securities Act; (c) the Company Common Shares may not be distributed, re-offered or resold except through a valid and effective registration statement or pursuant to a valid exemption from the registration requirements under the Securities Act; and (d) until such time as the Company Common Shares become eligible for sale by it, either pursuant to the registration of such shares under the Securities Act, or pursuant to a valid exemption from such registration, the certificates evidencing the Company Common Shares shall contain the following legend:

“The shares of common stock evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”). Such shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless they have been so registered or the issuer of such shares shall have received an opinion of counsel satisfactory to it to the effect that registration thereof for purposes of transfer is not required under the Act or the securities laws of any state.”

3.2           The Lender is fully aware of the restrictions on sale, transferability and assignment of the Company Common Shares, and that it must the economic risk of retaining ownership of such securities for an indefinite period of time. The Lender is an “accredited investor,” as such term is defined in Regulation D promulgated under the Securities Act. The Lender understands that its acquisition of the Company Common Shares is a speculative investment, and the Lender represents that it is able to bear the risk of such investment for an indefinite period, and can afford a complete loss thereof.

3.3           This Agreement was prepared by Pearlman Schneider LLP, counsel for the Company. The Lender acknowledges that, in executing this Agreement, it has had the opportunity to seek the advice of independent legal and/or tax counsel, and has read and understood all of the terms and provisions of this Agreement.

4.           Miscellaneous.

4.1           All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below (or at such other address or telecopy number for a party as shall be specified by like notice):

If to the Lender:	5301 Barcara Cove
Lake Mary, FL 32746
Telecopier (407) 951-8634

To the Company:	160 E. Lake Brantley Drive
Longwood, FL 32779
Telecopier (407) 951-8634

4.2           This Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or obligation under this Agreement as a third party beneficiary or otherwise.

4.3           This Agreement shall be governed by and construed under the laws of the State of Florida, without regard to any applicable conflict of laws.

4.4           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any term of this Agreement may be amended or waived, only with the written consent of the Company and the Lender. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.5           This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

IIM GLOBAL CORPORATION

By:	/s/Thomas Szoke
Thomas Szoke, Chief Technology Officer

PENN INVESTMENTS, INC.

By:	/s/Douglas Solomon
Douglas Solomon, Chief Executive Officer

Schedule A

PROMISSORY NOTE

AMOUNT: $600,000.00	March 31, 2014

FOR VALUE RECEIVED, IIM Global Corporation (hereinafter refer to as the, “Borrower”), promises to pay Penn Investments Inc (hereafter refer to as the  "Lender"), at 5301 Bacara Cove, Lake Mary, Florida 32746, or at such other place as Holder hereof may from time to time designate in writing, the principal sum of Six Hundred Thousand Dollars ($600,000.00), with interest accruing on the unpaid principal at the rate of Fifteen percent (15%) per annum from March 31, 2014 until paid. The aforementioned principal sum represents monies to be loaned to IIM Global Corporation by Penn Investments Inc. The principal and interest under this Promissory Note is payable in full at the end of 6 (six) months September 30, 2014.This Promissory Note may, in whole or in part, be prepaid without penalty before the maturity date hereof.

Should the “Borrower” default under or otherwise breach this Promissory Note and not cure said default or breach on or before the tenth (10th) day after the Lender gives the Borrower written notice thereof, by personal delivery or certified mailing, all principal remaining unpaid and interest accruing thereon shall, at the option of the lender, become immediately due and payable to the Lender.  Notice shall be deemed given on the date of personal delivery or date of mailing, whichever applies.  No delay or failure in giving notice of said default or breach shall constitute a waiver of the right of the Lender to exercise said right in the event of a subsequent or continuing default or breach.  Furthermore, in the event of such default or breach, the Borrower promises to pay the Lender all collection and/or litigation costs incurred, including reasonable attorney fees and court costs, whether judgment is rendered or not.

This Promissory Note has been entered into and shall be performed in Seminole County, Florida, and shall be construed in accordance with the laws of Florida and any applicable federal statutes or regulations of the United States.  Any claims or disputes concerning this Note shall, be adjudicated in Seminole County, Florida.

IN WITNESS WHEREOF, this Agreement was executed as of the date first above written.

IIM Global Corporation	Penn Investments Inc

/s/David S. Jones	/s/Douglas Solomon
Signed on behalf of IIM Global Corporation	Signed on behalf of Penn Investments Inc
By David S. Jones, President & CEO	By Douglas Solomon, President & CEO

PROMISSORY NOTE

AMOUNT: $310,000.00	April 30, 2014

FOR VALUE RECEIVED, IIM Global Corporation (hereinafter refer to as the , “Borrower”), promises to pay Penn Investments Inc (hereafter refer to as the  "Lender"), at 5301 Bacara Cove, Lake Mary, Florida 32746, or at such other place as Holder hereof may from time to time designate in writing, the principal sum of Three Hundred Ten Thousand Dollars ($310,000.00), with interest accruing on the unpaid principal at the rate of Fifteen percent (15%) per annum from June 1, 2014 until paid. The aforementioned principal sum represents monies to be loaned to IIM Global Corporation by Penn Investments Inc at the end of May 2014 to finalize the purchase of the building located at 165 E. Lake Brantley Drive Longwood, Florida. The principal and interest under this Promissory Note is payable in full at the end of 6 (six) months November 30, 2014.This Promissory Note may, in whole or in part, be prepaid without penalty before the maturity date hereof.

Should the “Borrower” default under or otherwise breach this Promissory Note and not cure said default or breach on or before the tenth (10th) day after the Lender gives the Borrower written notice thereof, by personal delivery or certified mailing, all principal remaining unpaid and interest accruing thereon shall, at the option of the lender, become immediately due and payable to the Lender.  Notice shall be deemed given on the date of personal delivery or date of mailing, whichever applies.  No delay or failure in giving notice of said default or breach shall constitute a waiver of the right of the Lender to exercise said right in the event of a subsequent or continuing default or breach.  Furthermore, in the event of such default or breach, the Borrower promises to pay the Lender all collection and/or litigation costs incurred, including reasonable attorney fees and court costs, whether judgment is rendered or not.

This Promissory Note has been entered into and shall be performed in Seminole County, Florida, and shall be construed in accordance with the laws of Florida and any applicable federal statutes or regulations of the United States.  Any claims or disputes concerning this Note shall, be adjudicated in Seminole County, Florida.

IN WITNESS WHEREOF, this Agreement was executed as of the date first above written.

IIM Global Corporation	Penn Investments Inc

/s/David S. Jones	/s/Douglas Solomon
Signed on behalf of IIM Global Corporation	Signed on behalf of Penn Investments Inc
By David S. Jones, President & CEO.	By Douglas Solomon, President & CEO

PROMISSORY NOTE

AMOUNT: $180,000.00	August 7, 2014

FOR VALUE RECEIVED, IIM Global Corporation (hereinafter refer to as the , “Borrower”), promises to pay Penn Investments Inc (hereafter refer to as the  "Lender"), at 5301 Bacara Cove, Lake Mary, Florida 32746, or at such other place as Holder hereof may from time to time designate in writing, the principal sum of One Hundred Eighty Thousand Dollars ($180,000.00), with interest accruing on the unpaid principal at the rate of Fifteen percent (15%) per annum from August 7, 2014 until paid. The aforementioned principal sum represents monies loaned to IIM Global Corporation by Penn Investments Inc to cover the ongoing operational monthly expenses of IIM Global Corporation. The principal and interest under this Promissory Note is payable in full on January 30,2015.This Promissory Note may, in whole or in part, be prepaid without penalty before the maturity date hereof.

Should the “Borrower” default under or otherwise breach this Promissory Note and not cure said default or breach on or before the tenth (10th) day after the Lender gives the Borrower written notice thereof, by personal delivery or certified mailing, all principal remaining unpaid and interest accruing thereon shall, at the option of the lender, become immediately due and payable to the Lender.  Notice shall be deemed given on the date of personal delivery or date of mailing, whichever applies.  No delay or failure in giving notice of said default or breach shall constitute a waiver of the right of the Lender to exercise said right in the event of a subsequent or continuing default or breach.  Furthermore, in the event of such default or breach, the Borrower promises to pay the Lender all collection and/or litigation costs incurred, including reasonable attorney fees and court costs, whether judgment is rendered or not.

This Promissory Note has been entered into and shall be performed in Seminole County, Florida, and shall be construed in accordance with the laws of Florida and any applicable federal statutes or regulations of the United States.  Any claims or disputes concerning this Note shall, be adjudicated in Seminole County, Florida.

IN WITNESS WHEREOF, this Agreement was executed as of the date first above written.

IIM Global Corporation

/s/ Thomas Szoke
Signed on behalf of IIM Global Corporation
By Thomas Szoke, CTO & Executive-VP / Director

PROMISSORY NOTE

AMOUNT: $20,000.00	July 15, 2014

FOR VALUE RECEIVED, IIM Global Corporation (hereinafter refer to as the , “Borrower”), promises to pay Penn Investments Inc (hereafter refer to as the  "Lender"), at 5301 Bacara Cove, Lake Mary, Florida 32746, or at such other place as Holder hereof may from time to time designate in writing, the principal sum of Twenty Thousand Dollars ($20,000.00), with interest accruing on the unpaid principal at the rate of Fifteen percent (15%) per annum from July 15, 2014 until paid. The aforementioned principal sum represents monies loaned to IIM Global Corporation by Penn Investments Inc to cover the ongoing operational monthly expenses of IIM Global Corporation. The principal and interest under this Promissory Note is payable in full on January 30,2015.This Promissory Note may, in whole or in part, be prepaid without penalty before the maturity date hereof.

Should the “Borrower” default under or otherwise breach this Promissory Note and not cure said default or breach on or before the tenth (10th) day after the Lender gives the Borrower written notice thereof, by personal delivery or certified mailing, all principal remaining unpaid and interest accruing thereon shall, at the option of the lender, become immediately due and payable to the Lender.  Notice shall be deemed given on the date of personal delivery or date of mailing, whichever applies.  No delay or failure in giving notice of said default or breach shall constitute a waiver of the right of the Lender to exercise said right in the event of a subsequent or continuing default or breach.  Furthermore, in the event of such default or breach, the Borrower promises to pay the Lender all collection and/or litigation costs incurred, including reasonable attorney fees and court costs, whether judgment is rendered or not.

This Promissory Note has been entered into and shall be performed in Seminole County, Florida, and shall be construed in accordance with the laws of Florida and any applicable federal statutes or regulations of the United States.  Any claims or disputes concerning this Note shall, be adjudicated in Seminole County, Florida.

IN WITNESS WHEREOF, this Agreement was executed as of the date first above written.

IIM Global Corporation

/s/ Thomas Szoke
Signed on behalf of IIM Global Corporation
By Thomas Szoke, CTO & Executive-VP / Director